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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 1999, included in the Ocean Energy Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and to all references to our Firm included in this registration statement.

                                           /s/ ARTHUR ANDERSEN L.L.P.
                                           -------------------------------------
                                           ARTHUR ANDERSEN L.L.P.

Houston, Texas
November 8, 2000